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                                                                    Exhibit 99.1


WEB SITE POSTING

In the first quarter of 2002, SafeNet reported its decision to discontinue the operations of its Swiss subsidiary, Gretacoder Data Systems AG (GDS). Consequently, financial results beginning with the first quarter of 2002 will exclude the revenues, costs, and net income/loss for GDS operations and all prior quarters have been restated for comparative purposes.

SafeNet is committed to providing our investors with a clear picture of our financial results. Thus, we are including for your review two worksheets that reflect quarterly financial performance for 2001 exclusive of GDS in order to assist you in assessing the future performance with past performance of our continuing operations only (excluding GDS).

The first worksheet includes actual financial results, adjusted to exclude GDS, on a GAAP (generally accepted accounting principals) basis. The second worksheet presents financial results, again excluding GDS, but on a pro forma basis. The pro forma financial results are based on the GAAP results but exclude several one-time or special charges, and have been adjusted to include income taxes. The purpose of providing pro forma results is to eliminate any one-time charges and non-recurring expenses, in order to allow for more of an "apples to apples" comparison of results on a year-to-year and tax effected basis.


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[SAFENET LOGO]


SAFENET, INC. 2001 GAAP REPORTED PROFIT & LOSS STATEMENT (UNAUDITED) (RESTATED FOR DISCONTINUED OPERATIONS - GRETACODER DATA SYSTEMS)
(US$ in thousands except per share amounts)



                                               ACTUAL      ACTUAL      ACTUAL      ACTUAL     ACTUAL
                                              QI 2001     Q2 2001     Q3 2001     Q4 2001    YTD 2001
                                              -------     -------     -------     -------    --------
License and royalties                         $ 1,648     $   788    $  1,210     $   386    $  4,032
Products                                        3,238       1,623       1,814       3,055       9,730
Service and maintenance                           755         723         578         644       2,700
                                              -------     -------     -------     -------     -------
TOTAL REVENUE                                   5,641       3,134       3,602       4,085      16,462
                                              =======     =======     =======     =======     =======

Cost of revenues                                1,489       1,444         874         718       4,525
                                              -------     -------     -------     -------     -------
GROSS PROFIT                                    4,152       1,690       2,728       3,367      11,937
                                              =======     =======     =======     =======     =======
Operating expenses:
    Research & development                      1,338       1,625       1,515       1,635       6,113
    Sales & marketing                           1,635       1,377       1,111         939       5,062
    General & administrative                      530         534         549         593       2,206
                                              -------     -------     -------     -------     -------
      Total                                     3,503       3,536       3,175       3,167      13,381

                                              -------     -------     -------     -------     -------
OPERATING PROFIT (EBIT)                           649      (1,846)       (447)        200      (1,444)
                                              =======     =======     =======     =======     =======
Other income                                      417         349         281         289       1,336

Income tax provision                                -           -           -           -           -
                                              -------     -------     -------     -------     -------
INCOME (LOSS) FROM CONTINUING OPERATIONS      $ 1,066     $(1,497)    $  (166)    $   489     $  (108)
                                              =======     =======     =======     =======     =======

EPS                                           $  0.14     $ (0.21)    $ (0.02)    $  0.07     $ (0.02)
                                              =======     =======     =======     =======     =======

Avg. shares outstanding                         7,465       7,059       7,079       7,092       7,174
                                              =======     =======     =======     =======     =======


DISCLAIMER: THIS HISTORICAL FINANCIAL INFORMATION IS PROVIDED AS A CONVENIENCE AND IS FOR INFORMATIONAL PURPOSES ONLY. IT IS NOT SUBJECT TO UPDATE. QUARTERLY INFORMATION IS NOT NECESSARILY INDICATIVE OF RESULTS FOR THE FULL FISCAL YEAR. MORE DETAILED INFORMATION IS PROVIDED IN OUR RECENT 8-K, 10-K AND 10-Q REPORTS AND OTHER MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE ACCESSIBLE THROUGH OUR WEBSITE AND THE SEC'S WEBSITE AT http://www.sec.gov


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[SAFENET LOGO]


SAFENET, INC. 2001 PRO FORMA PROFIT & LOSS STATEMENT (UNAUDITED)
(RESTATED FOR DISCONTINUED OPERATIONS - GRETACODER DATA SYSTEMS)
(US$ in thousands except per share amounts)


                                                     PRO FORMA     PRO FORMA   PRO FORMA   PRO FORMA   PRO FORMA
                                                      QI 2001       Q2 2001     Q3 2001     Q4 2001    YTD 2001
                                                     ---------     ---------   ---------   ---------   ---------
License and royalties                                $   1,648     $    788    $  1,210    $    386    $  4,032
Products                                                 3,238        1,623       1,814       3,055       9,730
Service and maintenance                                    755          723         578         644       2,700
                                                     ---------     --------    --------    --------    --------
TOTAL REVENUE                                            5,641        3,134       3,602       4,085      16,462
                                                     =========     ========    ========    ========    ========
Cost of revenues                                         1,489 (2b)     800         874 (3)   1,118       4,281
                                                     ---------     --------    --------    --------    --------
GROSS PROFIT                                             4,152        2,334       2,728       2,967      12,181
                                                     =========     ========    ========    ========    ========

Operating expenses:
    Research & development                               1,338 (2a)   1,406       1,515       1,635       5,894
    Sales & marketing                                    1,635        1,377       1,111         939       5,062
    General & administrative                               530          534         549         593       2,206
                                                     ---------     --------    --------    --------    --------
      Total                                              3,503        3,317       3,175       3,167      13,162

                                                     ---------     --------    --------    --------    --------
OPERATING PROFIT (EBIT)                                    649         (983)       (447)       (200)       (981)
                                                     =========     ========    ========    ========    ========

Other income                                               417          349         281         289       1,336

Income tax provision (1)                                   373         (222)        (58)         31         124
                                                     ---------     --------    --------    --------    --------

PRO FORMA INCOME (LOSS) FROM CONTINUING OPERATIONS   $     693     $   (412)   $   (108)   $     58    $    231
                                                     =========     ========    ========    ========    ========

TAXED EPS                                            $    0.09     $  (0.06)   $  (0.02)   $   0.01    $   0.03
                                                     =========     ========    ========    ========    ========

Avg. shares outstanding                                  7,465        7,059       7,079       7,092       7,174
                                                     =========     ========    ========    ========    ========


PRO FORMA RECONCILIATIONS:
(1) 35% tax rate
(2) Q2 2001 - Includes the following:
    a) $219 related to development write off, charged to r&d expense.
    b) $644 related to write off of legacy inventory.
(3) Q4 2001 - Includes the following:
       $400 related to reversals of fully reserved inventory.

DISCLAIMER: THIS HISTORICAL FINANCIAL INFORMATION IS PROVIDED AS A CONVENIENCE AND IS FOR INFORMATIONAL PURPOSES ONLY. IT IS NOT SUBJECT TO UPDATE. QUARTERLY INFORMATION IS NOT NECESSARILY INDICATIVE OF RESULTS FOR THE FULL FISCAL YEAR. MORE DETAILED INFORMATION IS PROVIDED IN OUR RECENT 8-K, 10-K AND 10-Q REPORTS AND OTHER MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE ACCESSIBLE THROUGH OUR WEBSITE AND THE SEC'S WEBSITE AT http://www.sec.gov